SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549


F O R M  8-K


Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) July 11, 1996

           BOSTON CAPITAL TAX CREDIT FUND IV L.P.
     (Exact name of registrant as specified in its charter)


                            Delaware

         (State or other jurisdiction of incorporation)



  33-70564                                    04-3208648
(Commission File Number)          (IRS Employer Identification No. )



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts                          02108

(Address of principal executive offices)
(Zip Code)


Registrant's telephone number, including area code (617) 624-8900

         None
 (Former name or former address, if changed since last report)






Item 5.  Other Events

    On July 11, 1996, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 24 thereof (the "Partnership"), completed various agreements relating to Autumn Ridge Limited Partnership, a Virginia limited partnership (the "Operating Partnership"), including an Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of July 1, 1996 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

    The Operating Partnership owns and operates an apartment complex in Shenandoah, Virginia which is known as Autumn Ridge Apartments (the "Apartment Complex"). The Apartment Complex consists of 34 one-bedroom units. The Apartment Complex is expected to be completed and fully occupied by May 30, 1997.

    Construction and permanent mortgage financing in the amount of $1,499,950 (the "Mortgage Loan") is being provided by the Rural Housing Service of the United States Department of Agriculture. The construction phase of the Mortgage Loan has a one year term; the permanent a 50-year term and is payable in 600 monthly installments.
As the result of an interest credit the Operating Partnership receives from the Permanent Lender, the effective interest rate on the Mortgage Loan is 1%.

    100% of the apartment units (34 units) in the Apartment Complex are believed to qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

    The General Partners are William L. and Frances B. Fekas of
Roanoke, Virginia.

    Property Management Corporation of Virginia serves as the management agent for the Apartment Complex (the "Management Agent"). The Management Agent will receive a monthly fee from the Operating Partnership equal to 5% of gross revenues received during the previous month.

    The Partnership acquired its interest in the Operating
Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $326,154 which has been or will be payable to the Operating Partnership in four (4)
Installments as follows:

    1. $146,800 on the latest of (i) the Admission Date, (ii) Tax Credit Set Aside, (iii) Construction Mortgage Closing or
(iv) Permanent Mortgage Commitment;

    2. $81,556 on the latest of (i) the Completion Date, (ii) Cost Certification or (iii) State Designation;

    3.   $81,556 on the latest of (i) Breakeven Point, (ii)
Permanent Mortgage Commencement, or (iii) Initial 90%
Occupancy Date; and

    4.   $16,242 on Breakeven Confirmation.

    The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $549,080 of Tax Credits during the 10-year period commencing in 1997, of which $543,590 will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership. The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of the Partnership.

    The Partnership believes that the Apartment Complex is adequately insured.

    Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions:



                 Normal           Capital         Cash
                 Operations       Transactions    Flow


General Partner     1%                50%            50%

Partnership        99%            49.999%            50%


Special Limited
Partner             0%             0.001%             0%



    The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

    Boston Capital Communications Limited Partnership ("BCCLP"), an affiliate of the general partner of the Partnership, or another affiliate thereof, will receive an annual Asset Management Fee commencing in 1997 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership. The Asset Management Fee will be in an annual amount equal to the lesser of (i) $1,855 or (ii) one-half of one per cent (0.5%) of the Aggregate Cost of the Apartment Complex. The Asset Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in
Article X of the Operating Partnership Agreement. To the extent Cash Flow in any year is insufficient to pay the entire amount of the Asset Management Fee, the amount of such deficiency shall be paid directly by the General Partner to BCCLP as an Affiliate thereof from its own funds.

    The Operating Partnership will pay a Construction and Development Fee in the amount of $279,954 to the General Partner (or its designee) for its service in connection with the construction and development of the Apartment Complex payable $125,000 from the proceeds of the Pre-admission Advance, $146,800 from the proceeds of the First Installment of the Investment Limited Partner's Capital Contribution and $8154 from the proceeds of the Second Installment. The Operating Partnership will pay to the General Partner an Annual Partnership Management Fee commencing in 1997 for its services in connection with managing the day-to-day business of the Operating Partnership in an amount equal to the lesser of (i) $1,855 per annum or (ii) the excess of (A) one-half of one percent (0.5%) of the Aggregate Cost of the Apartment Complex over (B) the amount of the Asset Management Fee attributable to such year. The Annual Partnership Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in
Article X of the Operating Partnership Agreement.

Item 7.  Exhibits.


(a) and (b) There is no meaningful current or historic financial information is available at this time.

(c)        Exhibits.                                                      Page

(1)(a)1    Form of Dealer-Manager Agreement between Boston
           Capital Services, Inc. and the Registrant
           (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)

(2)(a)     Amended and Restated Agreement of Limited
           Partnership of Autumn Ridge Associates Limited
           Partnership

(2)(b)    Certification and Agreement of Autumn Ridge
          Associates Limited Partnership

(4)(a)2   Agreement of Limited Partnership of the
          Partnership

(16)      None

(17)      None

(21)      None

(24)      None

(25)      None

(28)      None

_______________


1 Incorporated by reference to Exhibit (1) to Registration Statement
  No. 33-70564 on Form S-11, as filed with the Securities and Exchange
  Commission.

2 Incorporated by reference to Exhibit (4) to Registration Statement
  No. 33-99602 on Form S-11, as filed with the Securities and Exchange
  Commission.


SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: March 21, 1997


BOSTON CAPITAL TAX CREDIT FUND IV L.P.


By: Boston Capital Associates IV L.P.,
    its General Partner


    By:  C&M Associates, d/b/a Boston
         Capital Associates, its
        General Partner

    By:  /s/ Herbert F. Collins
        Herbert F. Collins, Partner




BOS2: 53219_1

17537/1229